Earnings per Share	12 Months Ended
Mar. 31, 2023
Earnings per share [abstract]
Earnings per Share	Earnings per Share
The basis for calculating basic and diluted earnings per share (“EPS”) (attributable to owners of the Company) is as follows:

	For the Year Ended March 31
	2021	2022	2023
Net profit for the year attributable to owners of the Company:
Net profit for the year attributable to owners of the Company JPY (millions)	¥376,005	¥230,059	¥317,017
Net profit used for calculation of earnings per share JPY (millions)	376,005	230,059	317,017
Weighted-average number of ordinary shares outstanding during the year (thousands of shares) [basic]	1,562,006	1,563,501	1,551,809
Dilutive effect (thousands of shares)	11,531	13,668	18,064
Weighted-average number of ordinary shares outstanding during the year (thousands of shares) [diluted]	1,573,537	1,577,169	1,569,872

Earnings per share
Basic (JPY)	240.72	147.14	204.29
Diluted (JPY)	238.96	145.87	201.94
Basic EPS is calculated by dividing the net profit for the year attributable to owners of the Company, with the weighted average number of ordinary shares outstanding during the year. This calculation excludes the average number of treasury shares. Diluted EPS is calculated by dividing the net profit for the year attributable to owners of the Company, with the weighted-average number of ordinary shares outstanding during the year plus the weighted-average number of ordinary shares that would be issued upon conversion of all the dilutive ordinary shares into ordinary shares.
There were 814 thousand shares, 2,643 thousand shares, and 814 thousand shares that are anti-dilutive stock options, and therefore not included in the calculation of diluted EPS for the years ended March 31, 2021, 2022, and 2023, respectively.